CCB FINANCIAL CORPORATION REPORTS
                    DIVIDEND DECLARATION

April 15, 1997


For more information contact:      FOR IMMEDIATE RELEASE
W. Harold Parker, Jr.                       919-683-7631



           Durham,  North  Carolina,------At  their  regular

     quarterly  meeting,  the  Board  of  Directors  of  CCB

     Financial  Corporation (NYSE:CCB) declared a  quarterly

     cash dividend on common stock of $.42.  The dividend is

     payable July 1, 1997 to shareholders of record June 16,

     1997.